BMW of Nashville
TOYOTA
Sonic
Automotive
TM
ACURA
Cadillac

Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
• This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
• These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.
• These statements generally can be identified by lead-in words such as “believe,”
“expect,” “anticipate,” “intend,” “plan,” “foresee” and other similar words.
Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.
• You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a results of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic Automotive’s Form 10-Q for the quarter ended June 30, 2006.

Sonic Automotive Third Quarter 2006 Earnings Review October 31, 2006

The Quarter in Review
• Total revenue increased $144 million, or 7.5%.
Same store revenue increased 2.8% driven by a used
vehicle sales increase of 4.7% and fixed operations
growth of 5.1%
• Brand mix continues to drive results
– Luxury near 50% of total revenues
– Combined luxury and import brands were 82%
– Operating profit margin was 3.6%
• SG&A as a percent of gross profit improved 90
basis points to 74.7%
• Debt-to-capital ratio declined 600 basis points from
year end 2005 to end the quarter at 40.0%

Financial Performance
Better/(Worse)
(amounts in millions, except per share data)
2006 Than 2005
Revenue
$2,068 $144
Gross Profit
$317 $26
Operating Profit
$75 $8
Net Income
   – Continuing Operations $29.1 $0.5
   – Total Operations 28.6 1.8
EPS
   – Continuing Operations $0.66 * $0.01
   – Total Operations 0.65 0.04
* Includes stock option expense of $0.01 for the quarter
Q3

Financial Performance
Better/(Worse)
(amounts in millions)
2006 Than 2005
Revenue
$2,068 7.5%
Gross Profit
$317 8.9%
- Margin
15.3% 20 bps
Operating Profit
$75 11.8%
- Margin
3.6% 10 bps
Interest Expense
$26 (27.6%)
Net Income - Continuing Operations
$29 1.8%
Q3
• Operating performance is very strong
Revenue up nearly 8%
Gross profit and operating profit up even more; margins improved
Fixed operations and cost control are big drivers
• Higher interest cost driven by rates
• Net income up nearly 2%
Up
$5.6M
Up
$7.8M

Same Store Revenue Growth
• Solid results overall driven by strong used vehicle and fixed operations performance
• Sonic’s new vehicle same store results continue to outperform the industry
2.9%
4.7%
(8.7%)
5.1%
4.4%
2.8%
New Used Wholesale Fixed
Operations
F&I Total

Used Vehicles
Sonic vs. Franchised
1.4Pts
8.4Pts
18.7Pts
25.6Pts
0.0
10.0
20.0
30.0
2005 Q1 06 Q2 06 Q3 06
Sonic vs.
Franchised
Industry data provided by CNW Market Research
Year over Year Retail Volume Change
2005 Q1 Q2 Q3
Same Store - Program n/a 22.7% 25.2% 6.0%
Total Same Store 4.5% 3.8% 12.2% 2.2%
Nat'l Franchised Dealers 3.1% -4.6% -6.5% -23.4%
Sonic vs. Franchised 1.4Pts 8.4Pts 18.7Pts 25.6Pts

$728
$830
$413
$585
$646
$528
2001 2002 2003 2004 2005 2006
46.8%
49.9%
49.5%
49.1%
49.5%
48.1%
2001 2002 2003 2004 2005 2006
REVENUE
($ in millions)
9 Months Ended Each Year
GROSS MARGIN RATE
9 Months Ended Each Year
Parts, Service and Collision Repair
•
Consistent and improving performance
• Grow service capacity in high margin brands
• Continue to expand service stall capacity
•Fixed Absorption was 89.6% in the third quarter
Operating Initiatives
* Q3 - 50.0%

SG&A Expenses as % of Gross Profit
2003 2004 2005 2006
All Other SG&A Rent
6.0%
71.9%
7.9%
•Continued improvements in compensation and other operating expenses
•Favorable brand mix should continue to improve this metric
•Continue to reduce our controllable expense – Operating improvements are gaining traction
6.9%
7.3%
70.9% 68.8% 66.8%
12 Months Ended December 31,
Q3
77.9% 77.8%
76.1%
74.7%
Fixed Absorption - 82.1% 83.8% 86.2% 89.6%

Inventory Management
Days Supply
Sep-06
Sep-05 Dec-05 Sep-06 Industry
New Vehicles
Domestic (excluding Cadillac) 50 59 55 77
Luxury (including Cadillac) 37 41 46 47
Import 31 38 37 43
Overall 39 48 44 61
Used Vehicles 37 40 33
Parts 35 36 34

Capitalization
57.7%
55.6%
54.0%
53.8%
53.2%
60.0%
46.8%
46.2%
46.0%
44.4%
42.3%
40.0%
2003 2004 2005 Q1 2006 Q2 2006 Q3 2006
100%
100% 100% 100% 100% 100%
Debt
Equity
****Achieved 40% Target For Debt-To-Capital****

Portfolio Enrichment
• Portfolio enrichment continues, driven by our acquisition strategy and strong growth in luxury and import sales.
YTD Sept
2005
YTD Sept
2006
% of Total Revenues
Luxury and Import 69% 72%
Cadillac 10% 10%
        Subtotal 79% 82%
Other Domestic 20% 17%
Non-Franchised 1% 1%
        Total 100% 100%
Memo:  Luxury Including Cadillac 48% 50%

Summary
• Core operating trends remain strong
– Continue our used vehicle sales initiative
– Stall capacity and best practices should drive fixed operations growth
• Brand mix continues to drive improvements, especially in
the higher margin segments of the business
• Expense reduction trends continue, driven by process
improvement and brand mix
• Continued progress on strengthening our balance sheet

BMW of Nashville
TOYOTA
Sonic
Automotive
TM
ACURA
Cadillac